SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2003

KIRKLAND’S, INC.

(Exact Name of Registrant as Specified in Charter)

TENNESSEE	000-49885	62-1287151
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or	file	Identification
Organization)	number)	Number)

805 NORTH PARKWAY
JACKSON, TENNESSEE 38305
(Address of principal executive offices)

(731) 668-2444
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 27, 2003 reporting financial results for the 13-week and 26-week period ended August 2, 2003.

Item 12. Results of Operations and Financial Condition.

     On August 27, 2003, Kirkland’s, Inc. (the “Company”) issued a press release reporting financial results for the 13-week and 26-week period ended August 2, 2003 (the “Press Release”). A copy of the Press Release is filed herewith as Exhibit 99.1.

     The Press Release included one or more “non-GAAP financial measures” within the meaning of the Securities and Exchange Commission’s Regulation G. With respect to each such non-GAAP financial measure, the Company has disclosed in the press release the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and has provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

     These non-GAAP financial measures have been presented because management uses this information in monitoring and evaluating the Company’s on-going financial results and trends and believes that as a result, this information will be useful to investors. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material.

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland’s, Inc.

Date: August 28, 2003	By:	/s/ Robert E. Alderson Robert E. Alderson President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated August 27, 2003 reporting financial results for the 13-week and 26-week period ended August 2, 2003